                                                                   EXHIBIT 10.10


              SECOND CONTRIBUTION AND INTEREST PURCHASE AGREEMENT

                                 by and among

                              ZANY BRAINY, INC.,

                          ONLINE RETAIL PARTNERS INC.

                                      and

                                ZB HOLDINGS LLC


                             As of March 20, 2000

     This SECOND CONTRIBUTION AND INTEREST PURCHASE AGREEMENT (this "Agreement")
                                                                     ---------
is entered into as of this 20/th/ day of March, 2000 by and among Zany Brainy, Inc., a Pennsylvania corporation ("Zany Brainy"), Online Retail Partners Inc., a
                                   -----------
Delaware corporation f/k/a Online Retail Partners LLC, a Delaware limited liability company ("ONRP"), and ZB Holdings LLC, a Delaware limited liability
                    ----
company (the "Company").  Each of Zany Brainy and ONRP is hereinafter referred
              -------
to as a "Contributor" and together, the "Contributors."
         -----------                     ------------

                                    RECITALS
                                    --------

          WHEREAS, Zany Brainy.com, a Delaware limited liability company ("ZB.com") was formed by its sole member, Zany Brainy on September 7, 1999; and

          WHEREAS, Zany Brainy, ONRP, the Company and ZB.com entered into a series of agreements effective as of October 20, 1999 to form a joint venture for the purpose of operating an e-commerce site on the World Wide Web. The establishment of the joint venture shall be referred to herein as the "Transaction"; and

          WHEREAS, as part of the Transaction, Zany Brainy, ONRP and the Company entered into the ZB Holdings Limited Liability Company Agreement (the "Holdings
                                                                       --------
Operating Agreement"); and
-------------------

          WHEREAS, as part of the Transaction, all interests in ZB.com were transferred to the Company, pursuant to a Contribution and Interest Purchase Agreement dated as of October 20, 1999 ("Original Contribution Agreement"); and
                                         -------------------------------

          WHEREAS, pursuant to the Original Contribution Agreement, the Company also (i) received $5 million in cash from each of Zany Brainy and ONRP (collectively, the "Funds"), (ii) received certain assets (the "Assets") of Zany
                    -----                                       ------
Brainy as set forth in Section 1 of Schedule 1.1(b) thereto, and (iii) assumed certain rights (the "Rights") and liabilities (the "Liabilities") from Zany
                     ------                         -----------
Brainy as set forth in Schedule 1.1(d) thereto; and

          WHEREAS, the Company, entered into an Interim Limited Liability Operating Agreement as of November 11, 1999 ("Interim Agreement") which set
                                              -----------------
forth the preliminary rights, obligations and duties of members of ZB.com; and

          WHEREAS, pursuant to the Interim Agreement, the Company also assigned and transferred to ZB.com, and ZB.com accepted, all of the Funds, Assets (including all intellectual property rights appurtenant thereto), Rights and Liabilities received by Company under the Original Contribution Agreement; and

          WHEREAS, ONRP contributed an additional $10 million to the Company in exchange for additional Interests in the Company on November 15, 1999 as part of the Follow-On Subscription (as defined in the Holdings Operating Agreement) which funds were contributed to ZB.com; and

          WHEREAS, the Members declared a ten-for-one split of the Membership Interests in the Company on March 17, 2000; and

          WHEREAS, the Members executed an Amended and Restated Operating Agreement for Holdings on March 20, 2000 ("Amended and Restated Operating Agreement"); and

          WHEREAS, Zany Brainy has agreed to contribute an additional $6,862,242 of cash to the Company in exchange for 7,002,288 Non-Voting Preferred Interests (as such terms are defined in the Amended and Restated Operating Agreement); and

          WHEREAS, ONRP has agreed to contribute an additional $5,137,758 of cash to the Company in exchange for 5,242,610 Non-Voting Common Interests (as such term is defined in the Amended and Restated Operating Agreement); and

          WHEREAS, The Company has agreed to accept the foregoing contributions and has agreed to issue Interests of the Company as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants, and agreements herein contained, and for other good and valuable consideration mutually exchanged by the parties hereto, the receipt and sufficiency of which are hereby acknowledged, Zany Brainy, ONRP and the Company agree as follows:

                                   AGREEMENT
                                   ---------

                      SECTION 1 - CONTRIBUTION OF CAPITAL

     SECTION 1.1  Contribution by Zany Brainy.  Upon the terms and subject to
                  ---------------------------
the conditions set forth in this Agreement, Zany Brainy hereby agrees to transfer and deliver to the Company, as an additional capital contribution, SIX MILLION EIGHT HUNDRED SIXTY-TWO THOUSAND TWO HUNDRED FORTY-TWO DOLLARS ($6,862,242) of cash (the "Zany Brainy Cash Contribution"). Zany Brainy agrees
                           -----------------------------
to make the Zany Brainy Cash Contribution by wire transfer of immediately available funds in three monthly installments, the first of which shall occur on the Closing Date, the amount of each installment shall be determined by the Board of the Company, provided that each capital contribution installment made by ONRP and Retail Sponsor shall be made in the same proportion as the aggregate total Capital Contribution required by each party pursuant to this Section 1.

     SECTION 1.2  Contribution by ONRP.  Upon the terms and subject to the
                  --------------------
conditions set forth in this Agreement, ONRP hereby agrees to transfer and deliver to the Company, as an additional capital contribution, FIVE MILLION ONE HUNDRED THIRTY-SEVEN THOUSAND SEVEN HUNDRED FIFTY-EIGHT DOLLARS ($5,137,758) of cash (the "ONRP Cash Contribution"). ONRP agrees to make the ONRP Cash
           ----------------------
Contribution by wire transfer of immediately available funds in three monthly installments, the first of which shall occur on the Closing Date, the amount of each installment shall be determined by the Board of the Company, provided that each capital contribution installment made by ONRP and Retail Sponsor shall be made in the same proportion as the aggregate total Capital Contribution required by each party pursuant to this Section 1.

     SECTION 1.3  Issuance of Interests by the Company in Consideration for
                  ---------------------------------------------------------
Contributions.
-------------

          (a)  Zany Brainy.  In consideration for the Zany Brainy Cash
               -----------
Contribution, upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company shall issue to Zany Brainy 7,002,288 Non-Voting Preferred Interests.

          (b)  ONRP. In consideration for the ONRP Cash Contribution, upon the
               ----
terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company shall issue to ONRP 5,242,610 Non-Voting Common Interests.

     SECTION 1.4  Time and Place of Closing.  The closing of the contributions
                  -------------------------
of assets and purchases and sales of the Interests provided for in this Agreement (the "Closing") shall be held at the offices of Latham & Watkins
                -------
located at 885 Third Avenue, Suite 1000, New York, New York 10022, on March 20, 2000 (the "Closing Date") or at such other place or earlier or later date or
           ------------
time as may be fixed by mutual agreement of all parties hereto. For purposes of interpreting this Agreement, the Closing shall be deemed to have been effective as of the close of business on the Closing Date.

     SECTION 1.5  Further Assurances.  Each party hereto shall execute and
                  ------------------
deliver after the date hereof such instruments and take such other actions as any other party may reasonably request in order to carry the intent of this Agreement or to better evidence or effectuate the transactions contemplated herein.

                        SECTION 2 - CLOSING CONDITIONS

     SECTION 2.1 The respective obligations of each party to effect this Agreement shall be subject to the satisfaction or waiver, where permissible, prior to or on the Closing Date, of the following conditions:

          (a) All representations and warranties of the parties contained in this Agreement shall be true and correct, in all material respects, as if made on the Closing Date. In addition, all covenants of the parties contained herein which are to be performed on or prior to the Closing Date shall have been complied with in all material respects.


               SECTION 3 - EVENTS OCCURRING ON THE CLOSING DATE

     SECTION 3.1  Deliveries by Zany Brainy.  On the Closing Date, Zany Brainy
                  -------------------------
shall deliver the following:

          (a)  Funds. The Zany Brainy Cash Contribution by wire transfer of
               -----
immediately available funds.

     SECTION 3.2  Deliveries by ONRP.  On the Closing Date, ONRP shall deliver
                  ------------------
the following:

          (a)  Funds. The ONRP Cash Contribution by wire transfer of immediately
               -----
available funds.

     SECTION 3.3  Deliveries by the Company.  On the Closing Date, the Company
                  -------------------------
shall not be required to make any delivery.

           SECTION 4 - REPRESENTATIONS AND WARRANTIES OF ZANY BRAINY

     Zany Brainy represents and warrants to the Company as follows:

     SECTION 4.1  Investment Status.  Zany Brainy is an "accredited investor" as
                  -----------------
such term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"). Zany Brainy is purchasing the Preferred Interests for
      --------------
its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Zany Brainy acknowledges that its Preferred Interests have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available.

     SECTION 4.2  Authority.  Zany Brainy has full legal right, authority and
                  ---------
power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of Zany Brainy pursuant to or as contemplated by this Agreement and to carry out the transactions and perform fully its obligations contemplated hereby and thereby, and the execution, delivery and performance by Zany Brainy of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action under Zany Brainy's articles of incorporation, as amended, and by-laws. This Agreement, when executed and delivered, will constitute a valid and binding obligation of Zany Brainy enforceable against it, in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and general principles of equity.

     SECTION 4.3  Investment Banking; Brokerage Fees.  Zany Brainy has not
                  ----------------------------------
incurred or become liable for any broker's or finder's fee, banking fees or similar compensation relating to or in connection with this Agreement or the transactions contemplated hereby.

     SECTION 4.4  Non-Contravention.  The execution, delivery and performance by
                  -----------------
Zany Brainy of this Agreement and the related documents to be executed and delivered by Zany Brainy, do not: (i) violate or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which Zany Brainy is a party or by which Zany Brainy is bound (including, without limitation, any contracts, or any provision of Zany Brainy's articles of incorporation, as amended, or by-laws or; (ii) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to Zany Brainy; (iii) require from Zany Brainy any notice to, declaration or filing with, or consent or approval of, any governmental authority or other third party; or (iv) accelerate any obligation under or give rise to a right of termination or result in the loss of benefit under any indenture or loan or credit agreement or any other material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Zany Brainy or is a party or by which the property of Zany Brainy is bound or affected or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of Zany Brainy.

     SECTION 4.5  Organization and Good Standing.  Zany Brainy is a corporation
                  ------------------------------
duly organized, validly existing under the corporate laws of the Commonwealth of Pennsylvania. Zany Brainy is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business or the character of the properties owned or leased by Zany Brainy requires such licensing or qualification, except where the failure to so qualify would not have a material adverse effect on Zany Brainy or the Company.

              SECTION 5 - REPRESENTATIONS AND WARRANTIES OF ONRP

     ONRP represents and warrants to the Company as follows:

     SECTION 5.1  Investment Status.  ONRP is an "accredited investor" as such
                  -----------------
term is defined in Rule 501 under the Securities Act. ONRP is purchasing the Non-Voting Common Interests for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. ONRP acknowledges that its Non-Voting Common Interests have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available.

     SECTION 5.2  Authority.  ONRP has full legal right, authority and power to
                  ---------
enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of ONRP pursuant to or as contemplated by this Agreement and to carry out the transactions and to perform fully its obligations contemplated hereby and thereby, and the execution, delivery and performance by ONRP of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action under ONRP's Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on February 7, 2000, as amended on March 9, 2000, and Bylaws (together, the "ONRP Governing Documents"). This Agreement and each agreement,
                ------------------------
document and instrument executed and delivered by ONRP pursuant to or as contemplated by this Agreement constitute, or when executed and delivered will constitute, valid and binding obligations of ONRP enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and general principles of equity.

     SECTION 5.3  Investment Banking; Brokerage Fees.  ONRP has not incurred or
                  ----------------------------------
become liable for any broker's or finder's fee, banking fees or similar compensation relating to or in connection with this Agreement or the transactions contemplated hereby.

     SECTION 5.4  Non-Contravention.  The execution, delivery and performance by
                  -----------------
ONRP of this Agreement and the related documents to be executed and delivered by ONRP do not: (i) violate or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which ONRP is a party or by which ONRP is bound, or any provision of the ONRP Governing Documents; (ii) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to ONRP;
(iii) require from ONRP any notice to, declaration or filing with, or consent or approval of, any governmental authority or other third party; or (iv) accelerate any obligation under or give rise to a right of termination or result in the loss of benefit under any indenture or loan or credit agreement or any other material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which ONRP is a party or by which the property of ONRP is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of ONRP, in each of clauses (i) through (iv) except as would not, individually or in the aggregate, have a material adverse effect on ONRP or the Company.

     SECTION 5.5  Organization and Good Standing.  ONRP is a corporation duly
                  ------------------------------
formed, validly existing and in good standing under the laws of the State of Delaware. ONRP is duly licensed or qualified to transact business in each jurisdiction in which the nature of the business or the character of the properties owned or leased by ONRP requires such licensing or qualification, except where the failure to so qualify would not have a material adverse impact on ONRP or the Company.

           SECTION 6 - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Contributors as follows:

     SECTION 6.1  Organization and Good Standing.  The Company is a limited
                  ------------------------------
liability company duly formed and validly existing under the laws of the State of Delaware. The Company is duly licensed or qualified to transact business in each jurisdiction in which the nature of the business or the character of the properties owned or leased by the Company requires such licensing or qualification, except where the failure to so qualify would not have a material adverse impact on the Company.

     SECTION 6.2  Authorization and Enforceability.  The Company has full, legal
                  --------------------------------
right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Company pursuant to or as contemplated by this Agreement and to carry out the transactions and to perform fully its obligations contemplated hereby and thereby, and the execution, delivery and performance by the Company of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action under the Company's certificate of formation and the Operating Agreement. This Agreement and each agreement, document and instrument executed and delivered by the Company pursuant to or as contemplated by this Agreement constitute, or when executed and delivered will constitute, valid and binding obligations of the Company enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and general principles of equity. Upon consummation of the transactions contemplated hereby, all of the Interests issued pursuant to this Agreement (i) will have been duly authorized and validly issued to each of the Contributors, (ii) will be fully paid and nonassessable, and (iii) will have been issued in compliance with all applicable state and federal laws concerning the issuance of securities.

     SECTION 6.3  Investment Banking; Brokerage.  The Company has not incurred
                  -----------------------------
or become liable for any broker's or finder's fee, banking fees or similar compensation relating to or in connection with this Agreement or the transactions contemplated hereby.

     SECTION 6.4  Capital Structure.  As of the date hereof, the Board of
                  -----------------
Directors of the Company has authorized the issuance of 14,000,136 Common Interests, (of which 5,000,000 are Voting Common Interests and 9,000,136 are Non-Voting Common Interests) and 18,646,262 Preferred Interests (of which 5,000,000 are Voting Preferred Interests, and 13,646,260 are Non-Voting Preferred).

           SECTION 7 - RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING

     SECTION 7.1  Survival of Warranties.  Each of the representations,
                  ----------------------
warranties, agreements, covenants and obligations herein or certificate delivered by any party to the other party incident to the transactions contemplated hereby are material, shall be deemed to have been relied upon by the other party and shall survive the Closing for the applicable surviving period set forth below regardless of any investigation and shall not merge in the performance of any obligation by either party hereto. Each of the representations and warranties set forth in this Agreement shall survive the Closing for a period of two (2) years.

     SECTION 7.2  Expenses.  Each party shall pay its own costs and expenses
                  --------
incurred or to be incurred by it in negotiating and preparing this Agreement and the other documents contemplated hereby, and in carrying out and completing the transactions contemplated by this Agreement and such other documents.

     SECTION 7.3  Notice of Default.  Promptly upon the occurrence of, or
                  -----------------
promptly upon any party hereto becoming aware of the impending or threatened occurrence of, any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to such party prior to the date hereof, of any of the representations, warranties or covenants of such party contained in or referred to in this Agreement, such party shall give detailed written notice thereof to each of the other parties hereto and shall use its best efforts to prevent or promptly remedy the same.

                         SECTION 8 - INDEMNIFICATION.

     SECTION 8.1  Indemnification by Zany Brainy.  Zany Brainy agrees to
                  ------------------------------
indemnify and hold the Company and its subsidiaries and affiliates and persons serving as officers, directors, partners or employees thereof (individually, a "Zany Brainy Indemnified Party" and, collectively, the "Zany Brainy Indemnified
 -----------------------------                          -----------------------
Parties") harmless from and against any damages, liabilities, losses, taxes,
-------
fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) which may be sustained or suffered by any of them arising out of or based upon any of the following matters:

          (a) any breach of any representation or warranty of Zany Brainy under this Agreement or in any certificate delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such representations or warranties; or

          (b) any other breach of any covenant of Zany Brainy under this Agreement or in any certificate delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such covenants.


     SECTION 8.2  Limitations on Indemnification by Zany Brainy.
                  ---------------------------------------------
Notwithstanding the foregoing, the right of the Zany Brainy Indemnified Parties to indemnification under Section 8.1 shall be subject to the following provisions:

          (a) No indemnification shall be payable pursuant to Section 8.1 above to any Zany Brainy Indemnified Party, unless the total of all claims for indemnification pursuant to Section 8.3 shall exceed $500,000 in the aggregate, whereupon the full amount of such claims shall be recoverable in accordance with the terms hereof; and

          (b) The maximum aggregate liability of Zany Brainy, and the maximum amount of damages which may be recovered by the Zany Brainy Indemnified Parties from Zany Brainy pursuant to Section 8.1 shall not exceed FIVE MILLION DOLLARS ($5,000,000).

     SECTION 8.3  Indemnification by ONRP.  ONRP agrees to indemnify and hold
                  -----------------------
the Company and its subsidiaries and affiliates and persons serving as officers, directors, partners or employees thereof (individually, an "ONRP Indemnified
                                                            ----------------
Party" and, collectively, the "ONRP Indemnified Parties") harmless from and
-----                          ------------------------
against any damages, liabilities, losses, taxes, fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) which may be sustained or suffered by any of them arising out of or based upon any of the following matters:

          (a) any other breach of any representation or warranty of ONRP under this Agreement or in any certificate, delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such representations or warranties; or

          (b) any other breach of any covenant of ONRP under this Agreement or in any certificate delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such covenants.

     SECTION 8.4  Limitations on Indemnification by ONRP.  Notwithstanding the
                  --------------------------------------
foregoing, the right of the ONRP Indemnified Parties to indemnification under
Section 8.3 shall be subject to the following provisions:

          (a) No indemnification shall be payable pursuant to Subsection 8.3 above to any ONRP Indemnified Party, unless the total of all claims for indemnification pursuant to Section 8.3 shall exceed $500,000 in the aggregate, whereupon the full amount of such claims shall be recoverable in accordance with the terms hereof; and

          (b) The maximum aggregate liability of ONRP, and the maximum amount of damages which may be recovered by the ONRP Indemnified Parties from ONRP pursuant to Section 8.3 shall not exceed FIVE MILLION DOLLARS ($5,000,000).

     SECTION 8.5  Indemnification by the Company.  The Company agrees to
                  ------------------------------
indemnify and hold each of the Contributors and their respective subsidiaries and affiliates and persons serving as officers, directors, partners or employees thereof (individually, a "Company Indemnified Party" and, collectively, the
                          -------------------------
"Company Indemnified Parties") harmless from and against any damages,
----------------------------
liabilities, losses, taxes, fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) which may be sustained or suffered by any of them arising out of or based upon any of the following matters:

          (a) any breach of any representation or warranty of the Company under this Agreement or in any certificate delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such representations or warranties; or

          (b) any breach of any other covenant of the Company under this Agreement or in any certificate delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such covenants.

     SECTION 8.6  Limitations on Indemnification by the Company.
                  ---------------------------------------------
Notwithstanding the foregoing, the right of the Company Indemnified Parties to indemnification under Section 8.5 shall be subject to the following provisions:

          (a) no indemnification shall be payable pursuant to Section 8.5 above to any Company Indemnified Party, unless the total of all claims for indemnification pursuant to Section 8.5 shall exceed $500,000 in the aggregate, whereupon the full amount of such claims shall be recoverable in accordance with the terms hereof; and

          (b) the maximum aggregate liability of the Company, and the maximum amount of damages which may be recovered by the Company Indemnified Parties from the Company pursuant to Section 8.5 shall not exceed FIVE MILLION DOLLARS ($5,000,000).

     SECTION 8.7  Notice; Defense of Claims.  An indemnified party may make
                  -------------------------
claims for indemnification hereunder by giving written notice thereof to the indemnifying party within the period in which indemnification claims can be made hereunder. If indemnification is sought for a claim or liability asserted by a third party, the indemnified party shall also give written notice thereof to the indemnifying party promptly after it receives notice of the claim or liability being asserted (and in any event within 15 calendar days after the service of the citation or sermons), but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced by the failure or delay in giving such notice. Such notice shall summarize the bases for the claim for indemnification and any claim or liability being asserted by a third party. Within 20 days after receiving such notice the indemnifying party shall give written notice to the indemnified party stating whether it disputes the claim for indemnification and whether it will defend against any third party claim or liability at its own cost and expense. The indemnifying party shall be entitled to direct the defense against a third party claim or liability with counsel selected by it (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) as long as the indemnifying party is conducting a good faith and diligent defense. The indemnified party shall at all times have the right to fully participate in the defense of a third party claim or liability at its own expense directly or through counsel; provided, however, that if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and the indemnified party is advised in writing by the indemnifying party's counsel that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party. If no such notice of intent to dispute and defend a third party claim or liability is given by the indemnifying party, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), provided, however, that such claim or liability shall not be compromised or settled without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. If the indemnified party settles or compromises such claim or liability without the prior written consent of the indemnifying party, the indemnifying party will bear no liability hereunder for or with respect to such claim or liability. In the event the indemnified party assumes the defense of the claim or liability, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. If the third party claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.

                        SECTION 9 - CERTAIN DEFINITIONS

     "Assets" shall have the meaning set forth in the Recitals.

     "Agreement" shall have the meaning set forth in the Preamble.

     "Amended and Restated Operating Agreement" shall have the meaning set forth in the Recitals.

     "Non-Voting Preferred Interests" shall have the meaning set forth in the Amended and Restated Operating Agreement.

     "Closing" shall have the meaning set forth in Section 1.4.

     "Closing Date" shall have the meaning set forth in Section 1.4.

     "Common Interests" shall have the meaning set forth in the Amended and Restated Operating Agreement.

     "Company" shall have the meaning set forth in the Preamble.

     "Company Indemnified Party" shall have the meaning set forth in Section
8.5.

     "Contributor" shall have the meaning set forth in the Preamble.

     "Funds" shall have the meaning set forth in the Recitals.

     "Interests" shall have the meaning set forth in the Amended and Restated Operating Agreement.

     "Interim Agreement" shall have the meaning set forth in the Recitals.

     "Liabilities" shall have the meaning set forth in the Recitals.

     "Non-Voting Common Interests" is defined in the Amended and Restated Operating Agreement.

     "ONRP" shall have the meaning set forth in the Preamble.

     "ONRP Cash Contribution" shall have the meaning set forth in Section 1.2.

     "ONRP Governing Documents" shall have the meaning set forth in Section 5.2.

     "ONRP Indemnified Party" shall have the meaning set forth in Section 8.3.

     "Original Contribution Agreement" shall have the meaning set forth in the Recitals.

     "Participating Ownership Percentage" is defined in the Amended and Restated Operating Agreement.

     "Preferred Interests" shall have the meaning set forth in the Amended and Restated Operating Agreement.

     "Rights" shall have the meaning set forth in the Recitals.

     "Securities Act" shall have the meaning set forth in Section 4.1.

     "Zany Brainy" shall have the meaning set forth in the Preamble.

     "Zany Brainy Cash Contribution" shall have the meaning set forth in Section 1.1(a).

     "Zany Brainy Indemnified Party" shall have the meaning set forth in Section 8.1.

     "ZB.com" shall have the meaning set forth in the Recitals.


SECTION 10 - MISCELLANEOUS

     SECTION 10.1 Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Delaware (without regard to its conflicts of law doctrines).

     SECTION 10.2 Dispute Resolution.  All disputes, claims, or controversies
                  ------------------
arising out of or relating to this Agreement or the negotiation, validity or performance hereof that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be held in Delaware before a single arbitrator who is reasonably acceptable to each of the parties. Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of Delaware to resolve all disputes, claims or controversies arising out of or relating to this Agreement or the negotiation, validity or performance hereof, and further consents to the jurisdiction of the courts of Delaware for the purposes of enforcing the arbitration provisions of Section
10.2 of this Agreement

          The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided below. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award. The provisions of this Section 10.2 shall be enforceable in any court of competent jurisdiction.

     SECTION 10.3 Counterparts.  This Agreement may be executed in counterparts,
                  ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become a binding Agreement when the counterparts have been signed by each of the parties and delivered to the other party.

     SECTION 10.4 Headings.  The section headings contained in this Agreement
                  --------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 10.5 Entire Agreement.  This Agreement, including the other
                  ----------------
documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 10.6 Severability.  If any one or more provisions contained in this
                  ------------
Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     SECTION 10.7   Modifications and Amendments.  The terms and provisions of
                    ----------------------------
this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     SECTION 10.8   [Intentionally left blank]

     SECTION 10.9   No Reliance on Other Information.  Except for the
                    --------------------------------
representations and warranties contained in this Agreement and in the other documents executed and delivered in connection with the execution and delivery of this Agreement, no party or other person acting for any of them makes any other representation or warranty, express or implied, with respect to the transactions contemplated hereby, and the parties hereby disclaim any such representation or warranty, whether oral or written, whether by a party to this Agreement or any of their respective representatives or affiliates or any other person.

     SECTION 10.10  Notices.  Any notice, request, demand or other communication
                    -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted, if transmitted by telecopy, electronic or digital transmission method; the day after it is sent if sent for next day delivery to a domestic address by a recognized overnight delivery service. All notices to a party will be sent to the addresses set forth below or to such other address or person as such party may designate by notice to each other party hereunder:

TO ZANY BRAINY:                         Zany Brainy, Inc.
--------------
                                        2520 Renaissance Boulevard
                                        King of Prussia, PA 19406
                                        Attn.: Legal Department
                                        Facsimile No.: (610) 278-7804

With a copy to:                         Morgan, Lewis & Bockius LLP
                                        One Oxford Centre
                                        301 Grand Street, 32/nd/ Floor
                                        Pittsburgh, PA 15219
                                        Attn.: Peter Watt-Morse, Esq.
                                        Facsimile No.: (412) 560-3399

TO ONRP:                                Online Retail Partners Inc.
-------
                                        47 East 11/th/ Street, 10/th/ Floor
                                        New York, NY 10003
                                        Attn.: Henry Nasella
                                        Facsimile No.: (212) 331-1106

With a copy to:                         Latham & Watkins
                                        633 West Fifth Street, Suite 4000
                                        Los Angeles, California 90071
                                        Attn.: Thomas C. Sadler, Esq.
                                        Facsimile No.: (213) 891-8763

TO COMPANY:                             At such address as the Company may
----------
                                        specify in writing to the other parties
                                        from time to time.

Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.


                           (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              ZANY BRAINY, INC.


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________



                              ONLINE RETAIL PARTNERS INC.


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________



                              ZB HOLDINGS LLC



                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________